HALLWOOD CONSOLIDATED RESOURCES CORPORATION


|X|      PLEASE MARK VOTES AS IN THIS EXAMPLE

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 5, 1998

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints William L. Guzzetti and Cathleen M. Osborn, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Hallwood Consolidated Resources Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Four Seasons Hotel, 21 Avenue Road, Toronto, Ontario, Canada, on Tuesday, May 5, 1998, at 9:30 a.m. (the "Annual Meeting"), and at any and all adjournments or postponements thereof. Said proxies are herein specifically authorized to vote in the election of Directors and to vote said shares upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof, as the above named proxies shall determine.

Dated: _____________, 1998

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  Signature of Stockholder                 Signature of Stockholder

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  Print Name of Stockholder                Print Name of Stockholder

     1. The election of all nominees listed below for a term expiring at the 1999 Annual Meeting (except as marked to the contrary below).

For all Nominees     |_|

Withhold Authority To Vote For All Nominees |_|

         Anthony J. Gumbiner                         Jerry A. Lubliner
         Brian M. Troup                              Bill M. Van Meter
         William L. Guzzetti                         Hamilton P. Schrauff
         John R. Isaac, Jr.

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

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     2. To transact such other  business as may properly come before the meeting and all adjournments or postponements thereof.

         FOR      |_|              AGAINST  |_|               ABSTAIN  |_|

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THOSE NAMED IN THIS PROXY.

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.